         EX-99.B-77Q1

IVY FUNDS

SUB-ITEM 77Q1(e): New or Amended Registrant Investment Advisory Contracts:

Declaration of Trust for Ivy Funds, dated November 13, 2001, was filed with the Securities and Exchange Commission by EDGAR on January 29, 2010 in Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A, and is incorporated by reference herein.

By-laws for Ivy Funds, dated November 13, 2008, were filed with the Securities and Exchange Commission by EDGAR on January 29, 2010 in Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A, and are incorporated by reference herein.

Investment Sub-Advisory Agreement between Ivy Investment Management Company and Advantus Capital Management, Inc. (Ivy Bond Fund, Ivy Mortgage Securities Fund and Ivy Real Estate Securities Fund), dated January 15, 2010, was filed with the Securities and Exchange Commission by EDGAR on January 29, 2010 in Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A, and is incorporated by reference herein.

Investment Sub-Advisory Agreement between Ivy Investment Management Company and Wall Street Associates (Ivy Micro Cap Growth Fund), dated January 15, 2010, was filed with the Securities and Exchange Commission by EDGAR on January 29, 2010 in Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A, and is incorporated by reference herein.

Investment Sub-Advisory Agreement between Ivy Investment Management Company and Mackenzie Financial Corporation (Ivy Global Natural Resources Fund), dated January 15, 2010, was filed with the Securities and Exchange Commission by EDGAR on January 29, 2010 in Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A, and is incorporated by reference herein.

Investment Sub-Advisory Agreement between Ivy Investment Management Company and Mackenzie Financial Corporation (Ivy Cundill Global Value Fund), dated January 15, 2010, was filed with the Securities and Exchange Commission by EDGAR on January 29, 2010 in Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A, and is incorporated by reference herein.

Investment Management Agreement between Ivy Funds and Ivy Investment Management Company on behalf of each of the series in the Trust, as amended February 11, 2010, was filed with the Securities and Exchange Commission by EDGAR on March 31, 2010 in Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A, and is incorporated by reference herein.

Plan pursuant to Rule 18f-3, under the Investment Company Act of 1940 (Multiple Class Plan) for Ivy Funds, as amended February 11, 2010, was filed with the Securities and Exchange Commission by EDGAR on March 31, 2010 in Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A, and is incorporated by reference herein.